UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Derby St., Bld. 27

Hingham, MA 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

Since May 13, 2025, Microbot Medical Inc. (the “Company”) issued an aggregate of 1,480,504 shares of its common stock, par value $0.01 per share (the “Shares”), upon the exercise of an aggregate of 221,062 outstanding Series E preferred investment options (the “Series E Options”) and 1,259,442 Series F preferred investment options (the “Series F Options” and, collectively with the Series E Options, the “Options”), by the holders of the Options. The exercise price per share of the Options was $1.50, generating gross proceeds to the Company, before deducting placement agent fees and expenses, of approximately $2.22 million.

The Shares were issued pursuant to the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

Each of the Shares underlying the Series E Options were registered for resale by the Company on a Registration Statement on Form S-3 (Registration No.: 333-276487) on behalf of the holders of the Series E Options. Each of the Shares underlying the Series F Options were registered for resale by the Company on a Registration Statement on Form S-3 (Registration No.: 333-280113) on behalf of the holders of the Series F Options.

Item 7.01 Regulation FD Disclosure.

On June 17, 2025, the Company issued a press release announcing that it has been granted a patent in China by the China National Intellectual Property Administration (CNIPA), a key step in the Company’s global IP expansion strategy. The patent covers the robotic manipulation of a surgical tool handle.

The press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in this Item 7.01 or Exhibit 99.1.

Item 8.01 Other Events

The Company’s intellectual property with respect to the LIBERTY® Endovascular Robotic System, with the addition of the granting of the Patent referred to in Item 7.01 above, now includes nine patents granted globally.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	Press release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: June 17, 2025